Exhibit 10.1

Biogen Swiss Manufacturing GmbH

Neuhofstrasse 30

6340 Baar

Switzerland

31 January 2019

Re: Amendment to License and Collaboration Agreement

Dear Sirs

We refer to the License and Collaboration Agreement dated 27 November 2017 between Alkermes Pharma Ireland Limited (“Alkermes”) and Biogen Swiss Manufacturing GmBH (“Biogen”) (the “License”).  This letter is supplemental to the License and amends Section 5.1.2 thereto as set out below.

Capitalised terms used in this letter shall have the same meaning as set out in the License.

1.

Alkermes and Biogen hereby agree that, with effect from the date this letter is signed by Biogen, the six (6) month period within which Alkermes and Biogen are to negotiate the terms of a commercial supply agreement for the Manufacture of Commercial Supplies shall be extended by a further period of two (2) months and Section 5.1.2 of the License is hereby amended accordingly.

2.	Notwithstanding Section 14.3 of the License, this letter, the License and the Exhibits referred to therein represent the entire agreement between the Parties regarding their subject matter.

3.	This letter shall be governed by and construed in accordance with the laws of the State of New York (other than its choice of law principles).

To indicate Biogen’s agreement to the above terms, please arrange for this letter to be executed by a duly authorised officer of Biogen where indicated below and return to us.

Yours faithfully

/s/ Kevin Brady
Alkermes Pharma Ireland Limited

Alkermes Pharma Ireland Limited. Registered in Ireland (company number 448848). Connaught House, 1 Burlington Road, Dublin 4, Ireland, D04 C5Y6. Directors: Shane Cooke – Chairman, Richard Pops (USA), Blair Jackson (USA), Kevin Brady, Richie Paul

Agreed and Accepted

BIOGEN SWISS MANUFACTURING GMBH

By:	/s/ Fabrice Etienne
(Signature)

Name:	FABRICE ETIENNE

Title:	Head of External Manufacturing

Date:	31 Jan 2019

Alkermes Pharma Ireland Limited. Registered in Ireland (company number 448848). Connaught House, 1 Burlington Road, Dublin 4, Ireland, D04 C5Y6. Directors: Shane Cooke – Chairman, Richard Pops (USA), Blair Jackson (USA), Kevin Brady, Richie Paul